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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): JANUARY 31, 2001



                               GRANT PRIDECO, INC.
               (Exact name of registrant as specified in charter)


               DELAWARE                                001-15423                             76-0312499
       (State of Incorporation)                  (Commission File No.)          (I.R.S. Employer Identification No.)



            1450 LAKE ROBBINS DRIVE, SUITE 600
                   THE WOODLANDS, TEXAS                                               77038
         (Address of Principal Executive Offices)                                   (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 297-8500





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ITEM 9.  REGULATION FD DISCLOSURE

         On January 31, 2001, certain company representatives made a presentation at an industry conference in Vail, Colorado. Attached as Item 99.1 to this Form 8-K is a copy of the materials presented.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            GRANT PRIDECO, INC.



Date:  January 31, 2000                     /s/ Philip A. Choyce
                                            ---------------------
                                            Philip A. Choyce
                                            Vice President and
                                            General Counsel


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                                  Exhibit Index

99.1     Presentation Materials